Voyager
Oil & Gas

THIS CERTIFICATE IS TRANSFERABLE IN SOUTH SAINT PAUL, MN.

DOING BUSINESS UNDER THE ASSUMED BUSINESS NAME EMERALD OIL, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF MONTANA

SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

CUSIP 29101U 10 0

THIS CERTIFIES THAT

is the owner of

SHARES OF FULLY PAID AND NON-ASSESSABLE COMMON STOCK, PAR VALUE $.001 PER SHARE, OF

VOYAGER OIL & GAS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile signatures of the Corporation's duly authorized officers.

Dated:

PRESIDENT

SECRETARY

COUNTERSIGNED AND REGISTERED:
WELLS FARGO BANK, N.A.
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

SAMPLE

AMERICAN FINANCIAL PRINTING INCORPORATED – MINNEAPOLIS

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	– as tenants in common	UTMA –	________ Custodian ________ (Cust) (Minor)
TEN ENT	– as tenants by entireties		under Uniform Transfers to Minors
JT TEN	– as joint tenants with right of survivorship and not as tenants in common		Act ________________ (State)

Additional abbreviations may also be used though not in the above list.

For value received ____ hereby sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[ ] ______________________________

____

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

____

____

______________________________ *Shares*

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________________

______________________________ *Attorney*

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated __________ X ______________________________

X ______________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED

ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM ("STAMP"), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM ("MSP"), OR THE STOCK EXCHANGES MEDALLION PROGRAM ("SEMP") AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.

PURSUANT TO SECTION 35-1-626 OF THE MONTANA BUSINESS CORPORATION ACT, THE CORPORATION AGREES TO FURNISH TO THE SHAREHOLDER A SUMMARY OF (I) THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES, AND LIMITATIONS APPLICABLE TO EACH CLASS OF STOCK OF THE CORPORATION; (II) THE VARIATIONS IN RIGHTS, PREFERENCES, AND LIMITATIONS DETERMINED FOR EACH SERIES OF STOCK OF THE CORPORATION; AND (III) THE AUTHORITY OF THE BOARD OF DIRECTORS OF THE CORPORATION TO DETERMINE VARIATIONS FOR FUTURE SERIES, WITHOUT CHARGE UPON WRITTEN REQUEST TO THE CORPORATION BY THE SHAREHOLDER.

SAMPLE